SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 20, 2004
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                Date of Report (Date of earliest event reported)




                          Synergy Financial Group, Inc.
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             (Exact name of Registrant as specified in its Charter)


        United States                    0-49980               22-3798677
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(State or other jurisdiction           (File No.)            (IRS Employer
 of incorporation)                                        Identification Number)


310 North Avenue East, Cranford, New Jersey                      07016
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
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         Reference is made to the Press Release dated January 20, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit
     Number                   Description
     ------                   -----------

       99       Press Release dated January 20, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 SYNERGY FINANCIAL GROUP, INC.



Date:  January 20, 2004          By: /s/Kevin A. Wenthen
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                                     Kevin A. Wenthen
                                     Senior Vice President, Chief Administrative
                                     Officer and Secretary